UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2022

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive	Norwell	MA	02061-9149
(Address of Principal Executive Offices)			(Zip Code)

 Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLH	New York Stock Exchange

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2022, the Board of Directors (the “Board”) of Clean Harbors, Inc. (the “Company”) amended and restated the Company’s By-Laws to delete former Article VIII thereof. That Article (the “Exclusive Forum By-Law”) had been added by the Board on April 1, 2021 in order to provide that, with certain exceptions, (i) the courts of the Commonwealth of Massachusetts and any federal district court located within the Commonwealth of Massachusetts (collectively, “Massachusetts Courts”) would be the exclusive forum for certain types of legal actions arising under Massachusetts law and (ii) the federal district courts of the United States (“Federal Courts”) would be the exclusive forum for legal actions arising under federal securities laws including, in particular, the Federal Securities Act of 1933, as amended, and the Federal Securities Exchange Act of 1934, as amended.
While shareholder approval of the Exclusive Forum Amendment was not legally required, the Board determined in 2021 to seek shareholder ratification, on an advisory basis, of the Exclusive Forum By-Law at the Company’s 2021 annual meeting of shareholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the holders of a majority of the shares represented and voted on that proposal did not ratify the Exclusive Forum By-Law. Although the Board continues to believe that the Exclusive Forum Amendment would be beneficial to the Company’s shareholders, the Board decided, in light of that vote by the shareholders at the 2021 Annual Meeting, not to submit any related proposal at the 2022 annual meeting, but rather to further amend and restate the Company’s By-Laws to delete the Exclusive Forum By-Law. Accordingly, the proper forum for any future actions which would have been subject to the Exclusive Forum By-law will be governed exclusively by relevant provisions of Massachusetts and federal laws.
As a result of the deletion of the Exclusive Forum Amendment, previous Article IX (“Miscellaneous Provisions”) of the Company's By-Laws was renumbered as Article VIII.
The preceding summary is qualified in its entirety by reference to the Amended and Restated By-Laws, which are attached hereto as Exhibit 3.4D and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

3.4D	Amended and Restated By-Laws of Clean Harbors, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

March 16, 2022	/s/ Michael L. Battles
Executive Vice President and Chief Financial Officer

2